UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2024

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

239 Washington Street, Jersey City, New Jersey 07302

(Address of principal executive offices) (Zip Code)

(732) 590-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 26, 2022, Provident Financial Services, Inc. (“Provident”) entered into an Agreement and Plan of Merger, as amended on December 20, 2023 and March 29, 2024, (the “Merger Agreement”) with Lakeland Bancorp, Inc. (“Lakeland Bancorp”) and NL 239 Corp., a direct, wholly owned subsidiary of Provident (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Lakeland Bancorp, with Lakeland Bancorp as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, Lakeland Bancorp will merge with and into Provident, with Provident as the surviving entity (the “Holdco Merger” and, together with the Merger, the “Transactions”).

In connection with the Transactions, Provident has prepared a document describing certain risk factors related to the Merger Agreement, and is providing certain historical financial statements of Lakeland Bancorp and certain pro forma financial information giving effect to the consummation of the Transactions which are attached hereto as Exhibit 99.1 and Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

In connection with the Transactions, the following financial statements are to be filed as part of this report:

(a)	Financial Statements of Probable Business Combination

(i)

Audited consolidated balance sheets of Lakeland Bancorp as of the years ended December 31, 2023 and 2022, the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Lakeland Bancorp for each of the three years in the period ended December 31, 2023, the notes related thereto, and the Independent Registered Public Accounting Firm Report of KPMG LLP, dated February 28, 2024, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(ii)

Unaudited condensed consolidated financial statements of Lakeland Bancorp as of and for the three months ended March 31, 2024 and 2023, and the notes related thereto, are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01(a) by reference.

(b)

Pro Forma Financial Information. The following pro forma financial statements giving effect to the merger with Lakeland Bancorp are filed herewith as Exhibit 99.4 and are incorporated into this Item 9.01(b) by reference:

(i)	Provident unaudited pro forma combined consolidated financial information as of March 31, 2024 and for the year ended December 31, 2023 and the three months ended March 31, 2024.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Risk Factors

99.2	Lakeland Bancorp, Inc. – Audited consolidated balance sheets as of the years ended December 31, 2023 and 2022, the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2023, the notes related thereto, and the Independent Registered Public Accounting Firm Report of KPMG LLP, dated February 28, 2024.

99.3	Lakeland Bancorp, Inc. – Unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2024 and 2023, and the notes related thereto.

99.4	Provident Financial Services, Inc. – Unaudited pro forma combined consolidated financial information as of March 31, 2024 and for the year ended December 31, 2023, and the three months ended March 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provident Financial Services, Inc.

By:	/s/ Thomas M. Lyons
Name:	Thomas M. Lyons
Title:	Senior Executive Vice President and Chief Financial Officer

Date: May 6, 2024